AMENDMENT NUMBER ONE TO GOOGLE SERVICES AGREEMENT

This Amendment Number One to the Google Services Agreement (“Amendment”), effective as of February 1, 2017 (“Amendment Effective Date”), is between Vertro, Inc. (“Company”) and Google Inc. (“Google”) and amends the Google Services Agreement that has an effective date of February 1, 2015, as amended (“Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1. 1-Month Extension. The term set forth on the cover page of the Agreement is extended through February 28, 2017.

2.General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date by persons duly authorized.

GOOGLE	COMPANY

By: ______________________________	By: ______________________________
Name: ______________________________	Name: ______________________________
Title: ______________________________	Title: ______________________________
Date: ______________________________	Date: ______________________________

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Amendment Number One